As filed with the Securities and Exchange Commission on May 7, 2008
Registration No. 333-132722

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM S-1/A
POST-EFFECTIVE AMENDMENT NO. 3 TO INITIAL FILING ON FORM SB-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

ADUROMED INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	3590 (Primary Standard Industrial Classification Code Number)	21-0661726 (I.R.S. Employer Identification Number)

3 Trowbridge Drive
Bethel, Connecticut 06801
(203) 798-1080
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Damien R. Tanaka
President and Chief Executive Officer
3 Trowbridge Drive
Bethel, Connecticut 06801
(203) 798-1080
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Sean S. Macpherson, Esq.
Macpherson Counsel LLP
168 Sunset Hill Road
Redding, Connecticut 06896
(203) 938-4778

Approximate Date of Commencement of Proposed Sale to the Public:  from time to time after the effective date of this Registration Statement as determined by market conditions and other factors.
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box:  ☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.  (Check one):

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer (Do not check if a smaller reporting company)	☐	Smaller reporting company	☒

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

The Company is filing this amendment to correct an exhibit reference in the previous filing.

PART II

EXHIBITS

All reference to Registrant’s Forms 8-K, 10-KSB, 10-QSB include reference to File No. 000-03125.

Number	Description of Exhibit
2.1
Agreement and Plan of Merger, dated as of December 7, 2005 by and among the Registrant, GD MergerSub, Inc. and Aduromed (incorporated by reference to Exhibit 2.1 to Registrant’s Form 8-K, filed December 12, 2005).

2.2
Amended and Restated Agreement and Plan of Merger, dated as of January 23, 2006, by and among the Registrant, GD MergerSub, Inc., GD MergerSub II, Inc. and Aduromed (incorporated by reference to Exhibit 2 to Registrant’s Form 8-K/A, filed January 31, 2006).

2.3
Certificate of Merger of GD MergerSub II, Inc. with and into Aduromed, filed January 23, 2006 with Delaware Secretary of State (incorporated by reference to Exhibit 2 to Registrant's Form 8K/A, filed January 31, 2006).

3.1	Registrant’s Certificate of Incorporation (incorporated by reference to Exhibit A to Appendix I to Registrant’s Proxy Statement on Schedule 14A, filed July 24, 2000).
3.2	Registrant’s Amendment to Certificate of Incorporation, dated December 12, 2005 (incorporated by reference to Exhibit 3.2 to Registrant’s Form 10-KSB, filed April 21, 2006).
3.3	Registrant’s Amendment to Certificate of Incorporation, dated January 29, 2007 (incorporated by reference to Exhibit 3 to Registrant’s Form 8-K, filed January 30, 2007).
3.4	Registrant’s Amendment to Certificate of Incorporation, dated April 16, 2007 (incorporated by reference to Exhibit 3 to Registrant’s Form 8-K, filed April 16, 2007).
3.5	Registrant’s Amendment to Certificate of Incorporation, dated September 26, 2007 (incorporated by reference to Exhibit 3 to Registrant’s Form 8-K, filed September 26, 2007).
3.6	Registrant’s Bylaws (incorporated by reference to Registrant's Proxy Statement on Schedule 14A filed July 14, 2000).
4.1	Form of Series A Warrant (incorporated by reference to Exhibit 4.1 to Registrant’s Form 10-KSB, filed April 21, 2006).
4.2	Form of Series B Warrant (incorporated by reference to Exhibit 4.2 to Registrant’s Form 10-KSB, filed April 21, 2006).
4.3	Certificate of Designations of Series A Preferred Stock (incorporated by reference to Exhibit 4.4 to Registrant’s Form 10-KSB, filed April 21, 2006).
4.4	Certificate of Designations of Series B Preferred Stock (incorporated by reference to Exhibit 4.5 to Registrant’s Form 10-KSB, filed April 21, 2006).
4.5
Loan and Security Agreement, dated as of June 27, 2007, by and among Aduromed Industries, Inc., Aduromed Corporation and the investors named on the signature pages thereto (incorporated by reference to Exhibit 4.01 to Registrant’s Form 8-K, filed July 2, 2007).

4.6	Form of Secured Promissory Note (incorporated by reference to Exhibit 4.02 to Registrant’s Form 8-K, filed July 2, 2007).
4.7	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.03 to Registrant’s Form 8-K, filed July 2, 2007).
4.8
Subsidiary Guarantee, dated as of June 27, 2007, from Aduromed Corporation in favor of the investors named on the signature pages of the Loan and Security Agreement (incorporated by reference to Exhibit 4.04 to Registrant’s Form 8-K, filed July 2, 2007).

5	Opinion of Macpherson Counsel LLP as to legality*
10.1
Agreement, dated as of September 1, 2004, between Registrant’s wholly owned subsidiary, Aduromed Corporation, and Aramark Management Services Limited Partnership (incorporated by reference to Exhibit 10.1 to Registrant’s Form 10-KSB/A, filed November 11, 2006). (portions of this exhibit subject to confidential treatment application are omitted and filed separately with the Securities and Exchange Commission).

10.2
Agreement, dated as of April 8, 2004, between Registrant’s wholly-owned subsidiary, Aduromed Corporation, and Weima America, Inc. (incorporated by reference to Exhibit 10.2 to Registrant’s Form 10-KSB/A, filed November 11, 2006). (portions of this exhibit subject to confidential treatment application are omitted and filed separately with the Securities and Exchange Commission).

10.3
Employment Agreement, dated as of September 23, 2005, between the Registrant's wholly-owned subsidiary, Aduromed Corporation, and Damien R. Tanaka (incorporated by reference to Exhibit 10.3 to Registrant’s Form 10-KSB, filed April 21, 2006).

10.4	Employment Agreement, dated as of January 23, 2006, between the Registrant and Damien R. Tanaka (incorporated by reference to Exhibit 10.3 to Registrant’s Form SB-2, filed March 24, 2006).
10.5
Employment Agreement, dated as of September 23, 2005, between Registrant's wholly-owned subsidiary, Aduromed Corporation,, and Kevin T. Dunphy (incorporated by reference to Exhibit 10.4 to Registrant’s Form 10-KSB, filed April 21, 2006).

10.6	Employment Agreement, dated as of January 23, 2006, between the Registrant and Kevin T. Dunphy (incorporated by reference to Exhibit 10.5 to Registrant’s Form SB-2, filed March 24, 2006).
10.7	Stock Option Agreement, dated as of September 23, 2005, between Aduromed Corporation and Damien R. Tanaka (incorporated by reference to Exhibit 10.5 to Registrant’s Form SB-2/A, filed August 14, 2006)
10.8
Amended and Restated Stock Option Agreement, dated as of January 23, 2006, among Registrant, Aduromed Corporation and Damien R. Tanaka.(incorporated by reference to Exhibit 10.6 to Registrant’s Form SB-2/A, filed August 14, 2006)

10.9	Stock Option Agreement, dated as of September 23, 2005, between Aduromed Corporation and Kevin T. Dunphy. (incorporated by reference to Exhibit 10.7 to Registrant’s Form SB-2/A, filed August 14, 2006)
10.10
Amended and Restated Stock Option Agreement, dated as of January 23, 2006, among Registrant, Aduromed Corporation and Kevin T. Dunphy. (incorporated by reference to Exhibit 10.8 to Registrant’s Form SB-2/A, filed August 14, 2006)

10.11	Stock Option Agreement, dated as of September 23, 2005, between Aduromed Corporation and Stephen Birch. (incorporated by reference to Exhibit 10.9 to Registrant’s Form SB-2/A, filed August 14, 2006)
10.12
Amended and Restated Stock Option Agreement, dated as of January 23, 2006, among Registrant, Aduromed Corporation and Stephen Birch. (incorporated by reference to Exhibit 10.10 to Registrant’s Form SB-2/A, filed August 14, 2006)

10.13
Amended and Restated Stock Purchase Agreement, dated as of January 23, 2006, by and among Halter Capital Corporation, Aduromed and the Registrant (incorporated by reference to Exhibit 99.1 to Registrant’s Form 8-K/A, filed January 31, 2006).

10.14
Amended and Restated Securities Purchase Agreement, dated as of January 23, 2006, by and among the Registrant, Aduromed and certain investors (incorporated by reference to Exhibit 99.3 to Registrant’s Form 8-K/A, filed January 31, 2006).

10.15
Amended and Restated Registration Rights Agreement, dated as of January 23, 2006, by and among Registrant, Aduromed and certain investors (incorporated by reference to Exhibit 99.4 to Registrant’s Form 8-K/A, filed January 31, 2006).

10.16
Amended and Restated Stockholders Agreement, dated as of January 23, 2006, by and among the Registrant, Aduromed and certain stockholders of Registrant (incorporated by reference to Exhibit 99.5 to Registrant’s Form 8-K/A, filed January 31, 2006).

10.17
Lease Agreement, dated February 3, 2006, by and between Aduromed Corporation and Cheyenne Company, LLC, relating to premises at 3 Trowbridge Drive, Bethel, CT 06801. (incorporated by reference to Exhibit 10.15 to Registrant’s Form SB-2/A, filed November 9, 2006).

10.18
Amendment, dated February 25, 2006, to Agreement, dated as of September 1, 2004, between Registrant's wholly owned subsidiary, Aduromed Corporation, and Aramark Management Services Limited Partnership. (incorporated by reference to Exhibit to Registrant’s Form 8-K, filed , 2006).

10.19
Amendment, dated March 28, 2007, to Agreement, dated as of September 1, 2004, between Registrant's wholly owned subsidiary, Aduromed Corporation, and Aramark Management Services Limited Partnership. (incorporated by reference to Exhibit 10.19 to Registrant’s Form 10-KSB, filed March 30, 2007) (portions of this exhibit subject to confidential treatment application are omitted and filed separately with the Securities and Exchange Commission).

16.1
Letter on change of certifying accountant, dated February 9, 2006, from Amper, Politziner & Mattia, P.C. to the Securities and Exchange Commission (incorporated by reference to Exhibit 16.1 to Registrant’s Form 8-K filed February 9, 2006).

21.1	Subsidiaries of Registrant:
Aduromed Corporation (Del.) — Company does business under its corporate name.
GD MergerSub, Inc. (Del.) — inactive
23.1	Consent of Child, Van Wagoner & Bradshaw, PLLC (included as part of Post Effective Amendment No. 2)
23.2	Consent of Macpherson Counsel LLP (included as part of Post Effective Amendment No. 2)

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-1/A and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, in the City of Bethel, State of Connecticut on May 7, 2008.

Aduromed Industries, Inc.

By	/s/ Damien R. Tanaka
Damien R. Tanaka, Chairman, President and Chief Executive Officer

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS POST-EFFECTIVE AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY OR ON BEHALF OF THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:

Signature	Title	Date

/s/ Damien R. Tanaka	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	May 7, 2008
Damien R. Tanaka

/s/ Kevin T. Dunphy	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) and Director	May 7, 2008
Kevin T. Dunphy

/s/ Jay S. Bendis	Director	May 7, 2008
Jay S. Bendis

/s/ Elan Gandsman	Director	May 7, 2008
Elan Gandsman

/s/ Ronald A. LaMorte	Director	May 7, 2008
Ronald A. LaMorte

	Director	May 7, 2008
Paul Farrell

INDEX TO EXHIBITS FILED WITH
REGISTRATION STATEMENT
(Pursuant to Rule 102d. of Regulation S-T)

All reference to Registrant’s Forms 8-K, 10-KSB, 10-QSB include reference to File No. 000-03125.

Number	Description of Exhibit
2.1
Agreement and Plan of Merger, dated as of December 7, 2005 by and among the Registrant, GD MergerSub, Inc. and Aduromed (incorporated by reference to Exhibit 2.1 to Registrant’s Form 8-K, filed December 12, 2005).

2.2
Amended and Restated Agreement and Plan of Merger, dated as of January 23, 2006, by and among the Registrant, GD MergerSub, Inc., GD MergerSub II, Inc. and Aduromed (incorporated by reference to Exhibit 2 to Registrant’s Form 8-K/A, filed January 31, 2006).

2.3
Certificate of Merger of GD MergerSub II, Inc. with and into Aduromed, filed January 23, 2006 with Delaware Secretary of State (incorporated by reference to Exhibit 2 to Registrant's Form 8K/A, filed January 31, 2006).

3.1	Registrant’s Certificate of Incorporation (incorporated by reference to Exhibit A to Appendix I to Registrant’s Proxy Statement on Schedule 14A, filed July 24, 2000).
3.2	Registrant’s Amendment to Certificate of Incorporation, dated December 12, 2005 (incorporated by reference to Exhibit 3.2 to Registrant’s Form 10-KSB, filed April 21, 2006).
3.3	Registrant’s Amendment to Certificate of Incorporation, dated January 29, 2007 (incorporated by reference to Exhibit 3 to Registrant’s Form 8-K, filed January 30, 2007).
3.4	Registrant’s Amendment to Certificate of Incorporation, dated April 16, 2007 (incorporated by reference to Exhibit 3 to Registrant’s Form 8-K, filed April 16, 2007).
3.5	Registrant’s Amendment to Certificate of Incorporation, dated September 26, 2007 (incorporated by reference to Exhibit 3 to Registrant’s Form 8-K, filed September 26, 2007).
3.6	Registrant’s Bylaws (incorporated by reference to Registrant's Proxy Statement on Schedule 14A filed July 14, 2000).
4.1	Form of Series A Warrant (incorporated by reference to Exhibit 4.1 to Registrant’s Form 10-KSB, filed April 21, 2006).
4.2	Form of Series B Warrant (incorporated by reference to Exhibit 4.2 to Registrant’s Form 10-KSB, filed April 21, 2006).
4.3	Certificate of Designations of Series A Preferred Stock (incorporated by reference to Exhibit 4.4 to Registrant’s Form 10-KSB, filed April 21, 2006).
4.4	Certificate of Designations of Series B Preferred Stock (incorporated by reference to Exhibit 4.5 to Registrant’s Form 10-KSB, filed April 21, 2006).
4.5
Loan and Security Agreement, dated as of June 27, 2007, by and among Aduromed Industries, Inc., Aduromed Corporation and the investors named on the signature pages thereto (incorporated by reference to Exhibit 4.01 to Registrant’s Form 8-K, filed July 2, 2007).

4.6	Form of Secured Promissory Note (incorporated by reference to Exhibit 4.02 to Registrant’s Form 8-K, filed July 2, 2007).
4.7	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.03 to Registrant’s Form 8-K, filed July 2, 2007).
4.8
Subsidiary Guarantee, dated as of June 27, 2007, from Aduromed Corporation in favor of the investors named on the signature pages of the Loan and Security Agreement (incorporated by reference to Exhibit 4.04 to Registrant’s Form 8-K, filed July 2, 2007).

5	Opinion of Macpherson Counsel LLP as to legality*
10.1
Agreement, dated as of September 1, 2004, between Registrant’s wholly owned subsidiary, Aduromed Corporation, and Aramark Management Services Limited Partnership (incorporated by reference to Exhibit 10.1 to Registrant’s Form 10-KSB/A, filed November 11, 2006). (portions of this exhibit subject to confidential treatment application are omitted and filed separately with the Securities and Exchange Commission).

10.2
Agreement, dated as of April 8, 2004, between Registrant’s wholly-owned subsidiary, Aduromed Corporation, and Weima America, Inc. (incorporated by reference to Exhibit 10.2 to Registrant’s Form 10-KSB/A, filed November 11, 2006). (portions of this exhibit subject to confidential treatment application are omitted and filed separately with the Securities and Exchange Commission).

10.3
Employment Agreement, dated as of September 23, 2005, between the Registrant's wholly-owned subsidiary, Aduromed Corporation, and Damien R. Tanaka (incorporated by reference to Exhibit 10.3 to Registrant’s Form 10-KSB, filed April 21, 2006).

10.4	Employment Agreement, dated as of January 23, 2006, between the Registrant and Damien R. Tanaka (incorporated by reference to Exhibit 10.3 to Registrant’s Form SB-2, filed March 24, 2006).
10.5
Employment Agreement, dated as of September 23, 2005, between Registrant's wholly-owned subsidiary, Aduromed Corporation,, and Kevin T. Dunphy (incorporated by reference to Exhibit 10.4 to Registrant’s Form 10-KSB, filed April 21, 2006).

10.6	Employment Agreement, dated as of January 23, 2006, between the Registrant and Kevin T. Dunphy (incorporated by reference to Exhibit 10.5 to Registrant’s Form SB-2, filed March 24, 2006).
10.7	Stock Option Agreement, dated as of September 23, 2005, between Aduromed Corporation and Damien R. Tanaka (incorporated by reference to Exhibit 10.5 to Registrant’s Form SB-2/A, filed August 14, 2006)
10.8
Amended and Restated Stock Option Agreement, dated as of January 23, 2006, among Registrant, Aduromed Corporation and Damien R. Tanaka.(incorporated by reference to Exhibit 10.6 to Registrant’s Form SB-2/A, filed August 14, 2006)

10.9	Stock Option Agreement, dated as of September 23, 2005, between Aduromed Corporation and Kevin T. Dunphy. (incorporated by reference to Exhibit 10.7 to Registrant’s Form SB-2/A, filed August 14, 2006)
10.10
Amended and Restated Stock Option Agreement, dated as of January 23, 2006, among Registrant, Aduromed Corporation and Kevin T. Dunphy. (incorporated by reference to Exhibit 10.8 to Registrant’s Form SB-2/A, filed August 14, 2006)

10.11	Stock Option Agreement, dated as of September 23, 2005, between Aduromed Corporation and Stephen Birch. (incorporated by reference to Exhibit 10.9 to Registrant’s Form SB-2/A, filed August 14, 2006)
10.12
Amended and Restated Stock Option Agreement, dated as of January 23, 2006, among Registrant, Aduromed Corporation and Stephen Birch. (incorporated by reference to Exhibit 10.10 to Registrant’s Form SB-2/A, filed August 14, 2006)

10.13
Amended and Restated Stock Purchase Agreement, dated as of January 23, 2006, by and among Halter Capital Corporation, Aduromed and the Registrant (incorporated by reference to Exhibit 99.1 to Registrant’s Form 8-K/A, filed January 31, 2006).

10.14
Amended and Restated Securities Purchase Agreement, dated as of January 23, 2006, by and among the Registrant, Aduromed and certain investors (incorporated by reference to Exhibit 99.3 to Registrant’s Form 8-K/A, filed January 31, 2006).

10.15
Amended and Restated Registration Rights Agreement, dated as of January 23, 2006, by and among Registrant, Aduromed and certain investors (incorporated by reference to Exhibit 99.4 to Registrant’s Form 8-K/A, filed January 31, 2006).

10.16
Amended and Restated Stockholders Agreement, dated as of January 23, 2006, by and among the Registrant, Aduromed and certain stockholders of Registrant (incorporated by reference to Exhibit 99.5 to Registrant’s Form 8-K/A, filed January 31, 2006).

10.17
Lease Agreement, dated February 3, 2006, by and between Aduromed Corporation and Cheyenne Company, LLC, relating to premises at 3 Trowbridge Drive, Bethel, CT 06801. (incorporated by reference to Exhibit 10.15 to Registrant’s Form SB-2/A, filed November 9, 2006).

10.18
Amendment, dated February 25, 2006, to Agreement, dated as of September 1, 2004, between Registrant's wholly owned subsidiary, Aduromed Corporation, and Aramark Management Services Limited Partnership. (incorporated by reference to Exhibit to Registrant’s Form 8-K, filed , 2006).

10.19
Amendment, dated March 28, 2007, to Agreement, dated as of September 1, 2004, between Registrant's wholly owned subsidiary, Aduromed Corporation, and Aramark Management Services Limited Partnership (incorporated by reference to Exhibit 10.19 to Registrant’s Form 10-KSB, filed March 30, 2007). (portions of this exhibit subject to confidential treatment application are omitted and filed separately with the Securities and Exchange Commission).

16.1
Letter on change of certifying accountant, dated February 9, 2006, from Amper, Politziner & Mattia, P.C. to the Securities and Exchange Commission (incorporated by reference to Exhibit 16.1 to Registrant’s Form 8-K filed February 9, 2006).

21.1	Subsidiaries of Registrant:
Aduromed Corporation (Del.) — Company does business under its corporate name.
GD MergerSub, Inc. (Del.) — inactive
23.1	Consent of Child, Van Wagoner & Bradshaw, PLLC (included as part of Post Effective Amendment No. 2)
23.2	Consent of Macpherson Counsel LLP (included as part of Post Effective Amendment No. 2)